Business Combination, Discontinued Operations, Sale of Other Disposal Groups and Selected Financial Information by Geographic Operating Segment - Summary of Fair Value To Assets Acquired And Liabilities Assumed (Detail) - Feb. 01, 2017 - Trinidad Cement Limited [member]
$ in Millions, $ in Millions
	USD ($)	MXN ($)
Disclosure of detailed information about business combination [line items]
Current assets	$ 84
Property, machinery and equipment	331
Intangible assets and other non-current assets (includes goodwill of US$100)	110
Fair value of assets acquired	525	$ 10,936
Current liabilities (includes debt of US$47)	122
Non-current liabilities (includes debt of US$97 and deferred tax liabilities of US$19)	154
Total liabilities	276
Net assets	249
Non-controlling interest net assets	70
Controlling interest net assets	$ 179